             February 27, 2017

PAREXEL International Corporation
195 West Street
Waltham, Massachusetts 02451

________________________________________________________________________________

Dear Sir/Madam:

This letter (this “Amendment”) amends, effective as of February 27, 2017 (the “Amendment Effective Date”), the confirmation dated November 21, 2016 (the “Confirmation”) between HSBC BANK USA, NATIONAL ASSOCIATION and PAREXEL International Corporation. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Confirmation. All references in the Confirmation to the “Confirmation” shall, from and after the Amendment Effective Date, be deemed to mean the Confirmation, as amended by this Amendment.

1.	Amendments

Section 1.01 of the Confirmation is hereby amended by amending in their entirety the following definitions, to read in their entirety as follows:

“Purchaser Share Cap” means 7,500,000 shares of Common Stock, subject to appropriate adjustments pursuant to Section 8.02(x) in respect of events that are within the Purchaser’s control.
“Seller Share Cap” means 7,500,000 shares of Common Stock, subject to appropriate adjustments pursuant to Section 8.02(x).

2. Representations and Warranties

Each of the parties to this Amendment hereby represents that it is duly authorized and empowered to execute, deliver and perform this Amendment and that such action does not conflict with or violate any provision of law, rule or regulation, contract, or other instrument to which it is a party, and that this Amendment is a valid and binding obligation of such party, enforceable against it in accordance with its terms.

3. Counterparts

This Amendment may be executed in any number of counterparts, all of which taken together and when delivered to the other party shall constitute one and the same instrument.

4. Headings

Headings are inserted for convenience and shall not by themselves determine the interpretation of this Amendment.

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HSBC Bank USA, National Association

5. Governing Law

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the choice of law doctrine.

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This message will be the only form of Confirmation dispatched by us. Please execute and return it to us by facsimile immediately. If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Jeffrey Nicklas
Authorized Signature

Confirmed as of the date first written above:

PAREXEL INTERNATIONAL CORPORATION

By: /s/ Peter Rietman
Name: Peter Rietman
Title: Treasurer

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